EXECUTION COPY
FIRST AMENDMENT AND JOINDER
TO PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT AND JOINDER TO PURCHASE AND SALE AGREEMENT, dated as of June 26, 2019 (this “Amendment”) is entered into among the Originators (the “Originators”) party to the Purchase and Sale Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”), TURNER BROADCASTING SYSTEM, INC., a Georgia corporation, as the initial servicer (in such capacity, the “Servicer”), AT&T RECEIVABLES FUNDING II, LLC, a Delaware limited liability company (the “Buyer”), and the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO (collectively, the “Additional Originators” and each, an “Additional Originator”).
BACKGROUND:
A.The Originators, the Servicer and the Buyer are parties to the Agreement.
B.Concurrently herewith, the Seller, the Servicer, the Purchasers party thereto, the Group Agents party thereto, PNC Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), and PNC Capital Markets LLC, as Structuring Agent, are entering into that certain Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the “A&R RPA”).
C.Each Additional Originator desires to become an Originator pursuant to Section 4.2 of the Purchase and Sale Agreement.
D.The parties hereto desire to join the Additional Originators to the Agreement and to otherwise amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).
SECTION 2.Amendments to the Agreement.
a.With respect to each Additional Originator, each reference in the Agreement to the “Cut-Off Date” shall be deemed to be a reference to May 31, 2019.
b.Section 2.2 of the Agreement is hereby amended as set forth below, with text marked in underline indicating additions to the Agreement and with text marked in ~~strikethrough~~ indicating deletions to the Agreement:
SECTION 2.2 Calculation of Purchase Price. The “Purchase Price” to be paid to each Originator on any Payment Date in accordance with the terms of Article III for the Receivables and the Related Rights that are purchased hereunder from such Originator shall ~~be~~ equal the fair value of such Receivables as agreed upon by such Originator and the Buyer prior to such
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Payment Date, which Purchase Price shall not be greater than the amount determined in accordance with the following formula:

PP	=	OB x FMVD
where:
PP	=	Purchase Price for each Receivable as calculated on the relevant Payment Date.
OB	=	The Outstanding Balance of such Receivable on the relevant Payment Date.
FMVD	=
Fair Market Value Discount, ~~as measured on such Payment Date,~~ which is equal to 99%~~; provided that such discount may be updated by the Originators and the Buyer from time to time to reflect the then current fair market value of the Receivables~~.

“Payment Date” means (i) the Closing Date and (ii) each Business Day thereafter that the Originators are open for business.
c.Schedule I to the Agreement is hereby amended by inserting the location of each Additional Originator set forth on Schedule I hereto immediately prior to the end thereof.
d.Schedule II to the Agreement is hereby amended by inserting the location of books and records of each Additional Originator set forth on Schedule II hereto immediately prior to the end thereof.
e.Schedule III to the Agreement is hereby amended by inserting the trade names of each Additional Originator set forth on Schedule III hereto immediately prior to the end thereof.
f.Schedule IV to the Agreement is hereby amended by inserting the address for notices for each Additional Originator set forth on Schedule IV hereto immediately prior to the end thereof.
SECTION 3.Joinder. Each Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that such Additional Originator has complied with all of the requirements of Section 4.2 of the Purchase and Sale Agreement, such Additional Originator shall be an Originator for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. Each Additional Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the
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other Transaction Documents. Each of the parties hereto hereby agrees that the provisions of this Amendment are in all material respects equivalent to the form of “Joinder Agreement” set forth as Exhibit C to the Agreement.
SECTION 4.Representations and Warranties. Each of the Originators, the Additional Originators, the Servicer and the Buyer hereby represents and warrants as follows:
g.Representations and Warranties. After giving effect to this Amendment, the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
h.Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
i.No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Termination or Unmatured Event of Termination exists or shall exist.
SECTION 5.Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 6.Effectiveness. This Amendment shall become effective as of the date hereof upon (i) receipt by the Administrative Agent of duly executed counterparts of this Amendment and (ii) the effectiveness of the A&R RPA in accordance with the terms thereof.
SECTION 7.Amendment is a Transaction Document. For the avoidance of doubt, this Amendment shall constitute a Transaction Document for all purposes.
SECTION 8.Section Headings. The various section headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.
SECTION 9.Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 10.SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY
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NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 6 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
EACH PARTY HERETO CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE TRANSACTION DOCUMENTS. NOTHING IN THIS SECTION 6 SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 11.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT.
SECTION 12.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 13.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by its duly authorized officer as of the date first above written.
AT&T RECEIVABLES FUNDING II, LLC,
as Buyer

By: /s/ Richard T. Solt
    Name: Richard T. Solt
    Title: Assistant Treasurer
TURNER BROADCASTING SYSTEM, INC.,
as an Originator and as Servicer

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
HOME BOX OFFICE, INC.,
as an Originator

By: /s/ Douglas Phillips
    Name: Douglas Phillips
    Title: Senior Vice President
HBO DIGITAL SERVICES, INC.,
as an Originator

By: /s/ Douglas Phillips
    Name: Douglas Phillips
    Title: Senior Vice President
HBO HOME ENTERTAINMENT, INC.,
as an Originator

By: /s/ Douglas Phillips
    Name: Douglas Phillips
    Title: Senior Vice President
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AC HOLDINGS, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
BLEACHER REPORT, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
CABLE NEWS NETWORK, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
CARTOON INTERACTIVE GROUP, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
CNN INTERACTIVE GROUP, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
COURTROOM TELEVISION NETWORK, LLC,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
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GREAT BIG STORY, LLC,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
TBS INTERACTIVE GROUP, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
THE CARTOON NETWORK, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
TNT INTERACTIVE GROUP, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
TURNER CLASSIC MOVIES, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
TURNER NETWORK TELEVISION, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
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TURNER SPORTS, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
TURNER SPORTS INTERACTIVE, INC.,
as an Originator

By: /s/ Charles A. Mostella
    Name: Charles A. Mostella
    Title: Treasurer
WARNER BROS. CONSUMER PRODUCTS INC.,
as an Additional Originator

By: /s/ Christopher Piazza
    Name: Christopher Piazza
    Title: Senior Vice President & Assistant
     Treasurer
E.C. PUBLICATIONS, INC. (D/B/A DC ENTERTAINMENT),
as an Additional Originator

By: /s/ Christopher Piazza
    Name: Christopher Piazza
    Title: Senior Vice President & Assistant
     Treasurer
WARNER BROS. DISTRIBUTING INC.,
as an Additional Originator

By: /s/ Christopher Piazza
    Name: Christopher Piazza
    Title: Senior Vice President & Assistant
     Treasurer
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WARNER BROS. WORLDWIDE TELEVISION DISTRIBUTION INC.,
as an Additional Originator

By: /s/ Christopher Piazza
    Name: Christopher Piazza
    Title: Senior Vice President & Assistant
     Treasurer
WARNER BROS. INTERNATIONAL TELEVISION DISTRIBUTION INC.,
as an Additional Originator

By: /s/ Christopher Piazza
    Name: Christopher Piazza
    Title: Senior Vice President & Assistant
     Treasurer
WB STUDIO ENTERPRISES INC.,
as an Additional Originator

By: /s/ Christopher Piazza
    Name: Christopher Piazza
    Title: Senior Vice President & Assistant
     Treasurer
HORIZON SCRIPTED TELEVISION INC.,
as an Additional Originator

By: /s/ Tracy Tunnell
    Name: Tracy Tunnell
    Title: Vice President & Assistant     Treasurer
HORIZON ALTERNATIVE TELEVISION INC.,
as an Additional Originator

By: /s/ Tracy Tunnell
    Name: Tracy Tunnell
    Title: Vice President & Assistant     Treasurer
BONANZA PRODUCTIONS INC.,
as an Additional Originator

By: /s/ Christopher Piazza
    Name: Christopher Piazza
    Title: Senior Vice President & Assistant
     Treasurer
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TELEPICTURES PRODUCTIONS INC.,
as an Additional Originator

By: /s/ Tracy Tunnell
    Name: Tracy Tunnell
    Title: Vice President & Assistant     Treasurer
SHED MEDIA US INC.,
as an Additional Originator

By: /s/ Tracy Tunnell
    Name: Tracy Tunnell
    Title: Vice President & Assistant     Treasurer
WARNER HORIZON TELEVISION INC.,
as an Additional Originator

By: /s/ Tracy Tunnell
    Name: Tracy Tunnell
    Title: Vice President & Assistant     Treasurer
WARNER BROS. HOME ENTERTAINMENT INC.,
as an Additional Originator

By: /s/ Christopher Piazza
    Name: Christopher Piazza
    Title: Senior Vice President & Assistant
     Treasurer

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CONSENTED AND AGREED TO:
PNC BANK, N.A.,
as Administrative Agent
By: /s/ Michael Brown
    Name:    Michael Brown
    Title:    Senior Vice President
PNC BANK, N.A.,
as Group Agent for the PNC Group
By: /s/ Michael Brown
    Name:    Michael Brown
    Title:    Senior Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Group Agent for the Wells Group
By: /s/ Michael J. Landry
    Name: Michael J. Landry
    Title: Director
MIZUHO BANK, LTD.,
as Group Agent for the Mizuho Group
By: /s/ Richard A. Burke
    Name: Richard A. Burke
    Title: Managing Director
THE TORONTO-DOMINION BANK,
as Group Agent for the Toronto-Dominion Group
By: /s/ Brad Purkis
    Name: Brad Purkis
    Title: Managing Director

BANCO SANTANDER S.A. NEW YORK BRANCH,
as Group Agent for the Santander Group
By: /s/ Juan Galan
    Name:    Juan Galan
    Title:    Managing Director
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By: /s/ Rita Walz-Cuccioli
    Name:    Rita Walz-Cuccioli
    Title:    Executive Director
BANK OF AMERICA, NATIONAL ASSOCIATION,
as Group Agent for the Bank of America Group
By: /s/ Daniel Ghanem
    Name: Daniel Ghanem
    Title: Vice President
SMBC NIKKO SECURITIES AMERICA, INC.,
as Group Agent for the Sumitomo Group
By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director
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Schedule I
LIST AND LOCATION OF EACH ADDITIONAL ORIGINATOR

Schedule II
LOCATION OF BOOKS AND RECORDS OF ADDITIONAL ORIGINATORS

Schedule III
TRADE NAMES

Schedule IV
NOTICE ADDRESSES